                                                                  Exhibit 10.32

                                 AMENDMENT NO. 2
                       TO THE A319/A320 PURCHASE AGREEMENT
                         dated as of September 12, 1997

                                     between

                                 AVSA, S.A.R.L.

                                       and

                           AMERICA WEST AIRLINES, INC.

This Amendment No. 2 (hereinafter referred to as the "Amendment") is entered into as of December 9, 1998, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and AMERICA WEST AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at Phoenix Sky Harbor International Airport, 4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034, U.S.A.
(hereinafter referred to as the "Buyer").

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an A319/A320 Purchase Agreement, dated as of September 12, 1997 (which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments (including Amendment No. 1 executed on April 27, 1998) attached thereto is hereinafter called the "Agreement"), which Agreement relates to inter alia, the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus Industrie A319-100 and A320-200 model aircraft (the "Aircraft").

WHEREAS, the Buyer and the Seller further agree in this Amendment to revise the delivery schedule for certain of the Aircraft under the Agreement;

WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
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1.       REVISED DELIVERY SCHEDULE FOR THE A319 AIRCRAFT

The delivery schedule set forth in the table in Sub-paragraph 9.1 of the Agreement is hereby deleted and replaced in its entirety by the following delivery schedule and table:

QUOTE


      A319 Aircraft No.          Month/Year of Delivery         A319 Aircraft No.         Month/Year of Delivery
      -----------------          ----------------------         -----------------         ----------------------
              1                           [***]                         12                         [***]
              2                           [***]                         13                         [***]
              3                           [***]                         14                         [***]
              4                           [***]                         15                         [***]
              5                           [***]                         16                         [***]
              6                           [***]                         17                         [***]
              7                           [***]                         18                         [***]
              8                           [***]                         19                         [***]
              9                           [***]                         20                         [***]
             10                           [***]                         21                         [***]
             11                           [***]                         22                         [***]

UNQUOTE


2.       DELIVERY SCHEDULE FOR A320 AIRCRAFT

2.1 Provided that the Seller gives the Buyer written notice of confirmation of availability no later than January 29, 1999 as set forth below, the delivery schedule set forth in the table in Sub-paragraph 9.2 of the Agreement, as previously amended by Amendment N. 1 to


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[*] indicates Redacted material

                                   Amdt. 2-2
 the Agreement dated April 27, 1998, is hereby deleted and replaced in its entirety by the following delivery schedule and table (the "Revised A320 Schedule"):

QUOTE


      A320 Aircraft No.          Month/Year of Delivery         A320 Aircraft No.         Month/Year of Delivery
      -----------------          ----------------------         -----------------         ----------------------
              1                           [***]                         13                         [***]
              2                           [***]                         14                         [***]
              3                           [***]                         15                         [***]
              4                           [***]                         16                         [***]
              5                           [***]                         17                         [***]
              6                           [***]                         18                         [***]
              7                           [***]                         19                         [***]
              8                           [***]                         20                         [***]
              9                           [***]                         21                         [***]
             10                           [***]                         22                         [***]
             11                           [***]                         23                         [***]
             12                           [***]                         24                         [***]


UNQUOTE

         The Seller will send a written notice to the Buyer no later than January 29, 1999 to advise the Buyer whether the Revised A320 Schedule above is confirmed or not (the Seller Notice").

2.2 Notwithstanding the provisions relating to time of payment of Paragraph 3 of Letter Agreement No. 4 to the Agreement, the Buyer will [***] on the [***] the [***] set forth therein for [***] and [***] in the [***] (as defined in [***] to the [***]) (the [***]


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[*] indicates Redacted material

                                   Amdt. 2-3

[***] by the [***] to the [***] to be referred to as the "[***]").

2.3 In the event the Seller Notice confirms the Revised A320 Schedule, then A320 Aircraft No. 21 and No. 22 set forth in such delivery schedule will be irrevocably and firmly ordered by the Buyer as of the date of the Seller Notice, and purchased under the terms of the Agreement applicable to Growth Aircraft [***], as defined in Subparagraph 1.6 of Letter Agreement No. 2 to the Agreement. A320 Aircraft No. 13 through 20 and No. 23 and No. 24 under the Revised A320 Schedule will then remain Growth Aircraft subject to the terms of the Agreement and as modified by the terms of this Amendment. In addition and as of date of the Seller Notice confirming the Revised A320 Schedule, the parties will also have no further rights and obligations with respect to [***] under the Agreement prior to the date hereof.

2.4 In the event the Seller Notice does not confirm the Revised A320 Schedule, then the delivery schedule for A320 Aircraft shall remain unchanged and as set forth under the Agreement prior to the date of execution of this Amendment. For clarification purposes, the delivery schedule for A320 Aircraft under the Agreement prior to the date hereof is as follows:


      A320 Aircraft No.          Month/Year of Delivery         A320 Aircraft No.         Month/Year of Delivery
      -----------------          ----------------------         -----------------         ----------------------
              1                           [***]                         13                         [***]
              2                           [***]                         14                         [***]
              3                           [***]                         15                         [***]
              4                           [***]                         16                         [***]
              5                           [***]                         17                         [***]
              6                           [***]                         18                         [***]
              7                           [***]                         19                         [***]
              8                           [***]                         20                         [***]
              9                           [***]                         21                         [***]
             10                           [***]                         22                         [***]
             11                           [***]                         23                         [***]


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[*] indicates Redacted material

                                   Amdt. 2-4
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
             12                        August 2000                      24                     February 2002


         It is hereby agreed and understood that under the immediately preceding A320 Aircraft delivery schedule (i) A320 Aircraft No. 1 through 12 are A320 Aircraft (excluding for this purpose the Growth Aircraft) irrevocably and firmly ordered under the Agreement prior to the date hereof and (ii) A320 Aircraft No. 13 through 24 are Growth Aircraft as defined in the Agreement.

         In the event the Seller Notice does not confirm the Revised A320 Schedule, the Seller will also return to the Buyer within 5 Working Days the [***] issued pursuant to Subparagraph 2.2 above and [***] any [***] that may have [***].

2.5 The Seller hereby [***] set out in Subparagraph 1.6.2 of Letter Agreement No. 2 [***] above as follows:

                  (i) The [***] in respect of [***] to be [***] may be provided by the Buyer by the later of: (a) [***] from the [***] and (b) [***]; and

                  (ii) The [***] to be [***] may be provided by the Buyer by the later of: (a) [***] after [***] and (b) [***].


3.       EFFECT OF AMENDMENT

         The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.


4.       CONFIDENTIALITY

         Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, agents, advisors and accountants) will maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer will use its best efforts to limit the disclosure of the contents of this Amendment to the extent legally permissible in any filing required to be made by the Buyer with any

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[*] indicates Redacted material

                                   Amdt. 2-5
         governmental agency and will make such applications as will be necessary to implement the foregoing. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review the document. The Buyer and the Seller will consult with each other prior to the making of any other public disclosure or filing, permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 4 will survive any termination of the Agreement.

                                   Amdt. 2-6

         If the foregoing correctly sets forth our understanding, please indicate your acceptance by signing in the space provided below.

Agreed an Accepted,                            Agreed and Accepted,

AMERICA WEST AIRLINES, INC.                    AVSA, S.A.R.L.


By:  /s/ Michele Lascaux                       By:  /s/ Stephen L. Johnson
     -------------------------                     ------------------------
Its:                                           Its:

Date: December 9, 1998                         Date: December 9, 1998



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